UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2025

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street Boston, Massachusetts	02135 (Zip Code)
(Address of principal executive offices)

(617) 949-2680

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 6, 2025, ImmunoScape Pte. Ltd. (“IMSCP”) exercised its option (the “Option”) to obtain licenses to research, develop and commercialize molecules from Cue Biopharma, Inc.’s (the “Company”) CUE-100 Series, including CUE-101 and CUE-102, subject to certain exclusions (the licensed series of molecules, the “Licensed Program”), for all oncology indications pursuant to a Collaboration and License Agreement, effective November 6, 2025, between the Company and IMSCP (the “Collaboration and License Agreement”). The licenses include a co-exclusive development license for five years or, if longer, for so long as IMSCP has a specified number of CUE-100 Series molecules under active development and, pursuant to which, the Company retains non-exclusive research rights to support its other programs (the “co-exclusive development license”). The licenses also include an exclusive commercial license to IMSCP for any CUE-100 Series molecule that IMSCP advances to IND-enabling studies while the co-exclusive development license is in effect. The Licensed Program will be further developed and potentially commercialized by IMSCP. The Option was exercised pursuant to an Option Agreement between the Company and IMSCP, dated October 22, 2025 (the “Option Agreement”). In connection with entry into the Option Agreement and IMSCP’s exercise of the Option, the Company received an aggregate of $5 million in the fourth quarter of 2025. Pursuant to the Collaboration and License Agreement, the Company is entitled to receive (a) equity of IMSCP equal to 40% of the issued and outstanding equity of IMSCP and additional equity, in the form of warrants, upon certain dilution events in the future, (b) a time-based payment of $5 million in or prior to December 2025, (c) an additional time-based payment of $5 million before the first anniversary of the Option exercise, (d) high single-digit royalties on global net sales and (e) low- to mid-double digit royalties from sublicensing royalties and income. The Collaboration and License Agreement includes customary termination provisions, including IMSCP’s ability to terminate the agreement in its entirety on 60 days’ advanced written notice to the Company.

The foregoing description is qualified in its entirety by reference to the complete text of the Collaboration and License Agreement, which the Company plans to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2025.

Item 7.01.	Regulation FD Disclosure

On November 6, 2025, the Company issued a press release announcing the Collaboration and License Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated November 6, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding: the Company’s potential receipt of certain time-based milestone payments as well as royalty payments on net sales. Forward-looking statements, which are based on certain assumptions and describe the company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “strategy,” “future,” “vision,” “should,” “target,” “will,” “would,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words.

Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the company’s ability to maintain its collaboration with IMSCP; the Company’s limited operating history, limited cash and a history of losses; the Company’s ability to achieve profitability; the Company’s ability to obtain adequate financing to fund its business operations in the future; the Company’s ability to successfully remediate its current “going concern” determination that it does not have sufficient capital on hand to continue operations beyond the next twelve months; the Company’s reliance on licensors, collaborators, contract research organizations, suppliers and other business partners; potential setbacks in its research and development efforts including negative or inconclusive results from its preclinical studies or clinical trials; and the Company’s ability to replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: November 6, 2025	By:	/s/ Usman Azam
Name: Usman Azam
Title: President and Chief Executive Officer